EXHIBIT 99.1

CREATING VALUE BY TRANSFORMING THE COLLEGE EDUCATION EXPERIENCE Michael Mathews Chairman & Chief Executive Officer July 2020 Nasdaq: ASPU

SAFE HARBOR STATEMENT Certain statements in this presentation and responses to various questions include forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future revenue opportunity related to the new pre - licensure campuses, the expected demand for healthcare workers, including registered nurses, our estimates concerning lifetime value of enrollments and the Marketing Efficiency Ratio, the expected launch of Aspen University’s Florida and Texas campuses and the expected rate of subsequent campus openings, future number of active students pe r campus and expected revenue run - rate per campus, fiscal year 2021 annual revenue forecast and expected EBITDA for fiscal year 2021. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they re lat e to us, are intended to identify forward - looking statements. We have based these forward - looking statements largely on our current expectations and projections about fut ure events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs . Important factors that could cause actual results to differ from those in the forward - looking statements include our ability to obtain the necessary regulatory approvals to launch our future campuses in a timely fashion or at all, the continued ability of our EdTech platform to perform as expected, continued high demand for nurses, the continued effectiveness of our marketing efforts, national and local economic factors including the substantial impact of the CO VID - 19 pandemic on the economy, the competitive impact from the trend of major non - profit universities using online education, unfavorable regulatory changes, and o ur failure to continue obtaining enrollments at low acquisition costs and keeping teaching costs down. Further information on the risks and uncertainties affe cti ng our business is contained in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10 - K for the fiscal year ended April 30, 2020. Any forward - looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may em erge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward - looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law . Regulation G - Non - GAAP Financial Measures. This presentation includes a discussion of Adjusted EBITDA, a non - GAAP financial mea sure. Certain information regarding this non - GAAP financial measure (including reconciliations to GAAP) is provided in our press release dated March 10, 2020 and on our website at www.aspu.com – Financial Information. Certain statements in this presentation and responses to various questions include forward - looking statements within the meaning Important factors that could cause actual results to differ from those in the forward - looking statements include Any forward - looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cau Regulation G - Non - GAAP Financial Measures. This presentation includes a discussion of Adjusted EBITDA, a non

ASPEN GROUP IS AN EDUCATION TECHNOLOGY COMPANY WITH MISSION OF MAKING COLLEGE AFFORDABLE AGAIN Focused on high LTV nursing programs to drive revenue growth and margin improvement EdTech platform drives low Customer Acquisition Cost (CAC) that enables lower tuition rates and monthly payment plans, while improving student outcomes Targeting investment for future growth in new pre - licensure campuses (highest LTV nursing program), a >$100 million revenue opportunity 1 2 3

2014 Launches Monthly Payment Plans for online degree programs Shifts entire marketing focus to post - licensure online nursing degrees for existing RNs 2018 Launches Bachelor of Science in Nursing pre - licensure program (PL - BSN) in Phoenix, AZ PL - BSN delivers the largest TAM, lowest Customer Acquisition Cost (CAC) and highest Lifetime Value (LTV) of Aspen ’ s nursing programs 2017 Aspen Group, Inc. acquires United States University, Expands nursing programs with Master of Science in Nursing - Family Nurse Practitioner (MSN - FNP) program 2011 - 2012 Michael Mathews appointed CEO of Aspen University Launches industry’s only vertically integrated marketing platform designed to lower Customer Acquisition Cost (CAC) 29% 71% EVOLVING OUR BUSINESS TO DRIVE GROWTH

TRENDS FUELING STRONG DEMAND FOR NURSES The Bureau of Labor Statistics (BLS) estimated in 2016 that demand for RNs will grow by 15% over the next decade to ~3.4 million High percentage of RNs approaching retirement age (>30% over 50) also impacts future demand BLS cites core reasons fueling the nursing industry ’ s growth: Baby Boomers’ higher demand for health care services as they live longer, increased emphasis on preventive care and growing rates of chronic diseases A recent study by HR consulting firm Mercer found that the U.S. needs to hire 2.3 million new health care workers by 2025 to aid the country ’ s aging population

ACCEPTANCE RATES IN PRE - LICENSURE DEGREE PROGRAMS NOT MEETING HIGH DEMAND U.S. nursing schools only accept 70% of applicants creating wait lists up to 2 - 3 years at public and private institutions. AACN estimates there are over 190,000 applicants annually Nursing applicants are turned away due to budget constraints and insufficient resources - faculty, clinical sites, classroom space and clinical preceptors. In 2017 nursing schools turned away over 56,000 qualified applicants while over 1/3 of hospitals are challenged* to find adequate nurses to fill open positions. * Source: Leaders for Today 2018 survey of 200 U.S. hospitals

AU and USU Nursing Degree Program TAM Total Annual Tuition Bachelor of Science in Nursing (RN to BSN) and Master of Science in Nursing (MSN) $478 million Doctor of Nursing Practice (DNP) $100 million Master of Science in Nursing – Family Nurse Practitioner (MS N - FNP) $535 million Pre - Licensure Bachelor of Science in Nursing (PL - BSN) Over $3.0 billion High LTV ASPEN GROUP’S NURSING DEGREE TAM OVER $4B Strong demand for ASPU programs targeting high LTV degrees with large student populations

NURSING - FASTEST GROWING ASPU STUDENT BODY

ASPU offers **affordable nursing degrees** from bachelor to doctorate, including highly sought-after **MSN-FNP and pre-licensure BSN** programs

Nursing represents 85% of total ASPU student body


8,932
11,444
+28%
7,213
9,710
+35%
Total Enrollment
Nursing Students
Q4 FY 2019
Q4 FY 2020

Nursing Student Growth Drivers:
- High market demand
- ASPU targeted marketing
- Affordable tuition
- Online degree monthly payment plan minimizes student debt

ASPEN GROUP INC.

SLIDE 08

EDTECH PLATFORM LOWERS ENROLLMENT COSTS AND IMPROVES STUDENT OUTCOMES Vertically - integrated lead acquisition platform Acquires highly qualified leads Automated real - time tracking of instructor activity and student participation across all courses CRM prioritizes outreach to prospects with highest probability of enrolling Vertically Integrated Student Acquisition System CRM System Data Warehouse Learning Management System (D2L) Student Information System Student portal is interface to all student transactional activity Student Portal

EDTECH PLATFORM DRIVES BETTER STUDENT OUTCOMES STUDENT SATISFACTION Aspen University alumni that felt they achieved the goals they set when they started the course or program MONTHLY PAYMENT MODEL Aspen University alumni that graduated without federal financial aid 2 93% 88 % As compared to the 60% national average of nursing students who began a bachelor ’ s degree at a four - year institution 1 ASPEN UNIVERSITY RN TO BSN GRADUATION RATE 81% $ 1. Source: NCES; reported to DEAC for CY2018 2. Based on 1,405 Aspen University graduates in calendar year 2019

EFFICIENT MARKETING SPEND DELIVERS ATTRACTIVE ROI Fourth quarter weighted average customer acquisition costs (CAC) fell by 10% year - over - year from $1,462 to $1,315. 1 Based on 6 - month rolling weighted average CAC for each university ’ s enrollments 2 Lifetime Value (LTV) of a new student enrollment 3 Weighted average LTV for all Aspen University enrollments in the quarter 4 LTV for USU ’ s MSN - FNP Program Fourth Quarter FY’20 Marketing Efficiency Ratio Enrollments CAC 1 LTV 2 Q4’19 MER Q4’20 MER MER % Change Aspen University 1,344 $1,284 14,058 3 7.9X 10.9X 38% USU 432 $1,423 17,820 4 11.0X 12.5X 14%

EDTECH PLATFORM DELIVERS SIGNIFICANT SAVINGS FOR ASPU POST - LICENSURE NURSING STUDENTS Salary uplift and expanded career options with a payback of one year or less motivates student to enroll in ASPU programs and graduate Aspen Group, Inc. Competitive Degree Offerings DEGREE PROGRAM ASPEN / USU AVERAGE* SAVINGS CHAMBERLAIN WGU WALDEN CAPELLA RN to BSN (AU) $9,750 $19,709 49% $28,870 $14,180 $17,785 $18,000 MSN (AU) $11,700 $22,395 52% $27,480 $15,780 $25,320 $21,000 DNP (AU) $18,900 $40,510 47% $39,660 N/A $40,790 $41,080 MSN – FNP (USU) $23,250 $41,208 56% $ 39,435 N/A $42,980 N/A * Average tuition of comparable institutions

TRANSFORMING THE COLLEGE FINANCING EXPERIENCE THROUGH MONTHLY PAYMENT PLANS Aspen is transforming the college education experience for students looking to pursue higher paying careers that require advanced skills AFFORDABLE Lower tuition costs than comparable campus and online programs DEBT MINIMIZATION Monthly payment plans minimize student debt burden after graduation

MONTHLY PAYMENT PLANS PROVIDE RECURRING CASH 63% of active student body pay monthly Monthly recurring cash of over $1.9 million* Monthly payments are interest free and paid over a fixed period 6,162 6,633 7,028 7,125 7,161 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Students Paying Monthly Tuition by Quarter * + 16 % YOY * As of April 30, 2020

Focusing our spending and investment to generate maximum long - term returns OPENING NEW PRE - LICENSURE BSN CAMPUSES (WITH MSN - FNP WEEKEND IMMERSIONS) Our Pre - licensure BSN and MSN - FNP programs deliver the highest LTVs of all our nursing programs LEVERAGE EDTECH PLATFORM FOR HIGHLY EFFICIENT MARKETING SPEND One marketing dollar spent delivers at least 15x revenue PRIORITIZE INVESTMENT TO ACCELERATE GROWTH 1 2

PRE-LICENSURE BSN CAMPUSES: >$100 MILLION OPPORTUNITY

Aspen University's **Pre-licensure BSN** program carries the **highest LTV** of all our nursing programs

Targeting **12** campuses nationally by 2024

Opening new campuses in Texas and Florida in CY 2020

~1500 active students **by year three** per campus

Expected **$9 million+ revenue run-rate** per campus

Assumptions:
$47,600 - average total cost for tuition and fees*
~2/3 of the first year pre-requisite students matriculate to core clinical program
>90% graduation rate for core clinical students

ASPEN GROUP INC.

Tuition and fees for students with no college credits

SLIDE 16

FISCAL YEAR 2021 KEY METRICS Increasing enrollments in highest LTV programs while managing costs to achieve positive EBITDA Annual revenue forecast of $65 million EBITDA positive for fiscal year 2021

ASPEN GROUP KEY INVESTMENT TAKEAWAYS Targeting high - growth nursing education sector with a comprehensive degree offering EdTech platform provides key competitive advantages of lower tuition costs, flexible financing options and better student outcomes Focused marketing spend on highest LTV nursing programs drives revenue growth and margin expansion

APPENDIX

EQUITY SNAPSHOT AS OF 07/20/2020 NASDAQ TICKER: ASPU SHARE PRICE: $9.30 52 WEEK RANGE: $3.62 - $10.75 MARKET CAP: $206 Million SHARES OUTSTANDING: 22.2 Million MANAGEMENT & DIRECTOR OWNERSHIP: 11%

Q4 Fiscal Year 2020 Financial Results

FY’20 BOOKINGS GROWTH AND INCREASED ARPU FUELED BY GROWTH IN HIGH LTV PROGRAM ENROLLMENTS *Bookings are defined by multiplying LTV by new student enrollments for each operating unit. 5,802 7,668 FY2019 FY2020 Total Enrollments +32% $11,391 $14,514 FY2019 FY2020 ARPU +27% $66.1 $111.3 FY2019 FY2020 Total Bookings* (in millions) +68%

Q4 FY’20 Income Statement Three Months Ended Change from Prior Year (FY ’ 19) April 30, 2020 Dollar ($) Percent (%) Revenues $14,079,193 $3,865,051 38% Operating expenses Cost of revenues $5,431,182 $1,118,851 26% General and administrative $7,716,277 $1,420,452 23% Bad debt expense $780,005 $406,063 109% Depreciation and amortization $493,268 $(99,366) - 17% Total operating expenses $14,420,732 $2,846,000 25% Operating loss from operations $(341,539) $1,019,049 - 75% Other income (expense): Other Income $59,760 $23,645 65% Interest expense $(393,471) $(108,023) 38% Total other expense, net $(333,711) $(84,378) 34% Loss from operations before income taxes $(675,251) $934,671 - 58% Income tax benefit $10,688 $10,688 -- Net Loss $(664,563) $945,360 - 59%

Q4 FY’20 Net (Loss)/Income, Adjusted EBITDA and EPS for Consolidated and Subsidiaries Consolidated AGI AU USU Net Profit/(Loss) $(664,563) $(3,208,902) $1,949,227 $595,112 Adjusted EBITDA $1,369,233 $(2,420,727) $3,101,183 $688,777 Net Profit/(Loss) Per Share, basic & diluted $(0.03) $(0.15) $0.09 $0.03 Weighted Average Shares 21,739,300

Subsidiary KPIs — Q4 FY’20 Ratios Consolidated AU USU Revenues $14,079,193 $9,988,306 $4,090,886 Ratios as a Percentage of Total AGI Revenue Ratios as a Percentage of AU Revenue Ratios as a Percentage of USU Revenue Instructional costs 19% 18% 21% Marketing costs 19% 18% 16% Depreciation and Amortization 4% 4% 1% GAAP Gross Profit 59% 60% 63% General and Administrative expenses 55% 33% 46%

Q4 FY’20 Adjusted EBITDA and EBITDA Positive Three Months Ended Change from Prior Year April 30, 2020 Dollar Percent Net Loss $(664,563) $945,360 - 59% Interest expense $393,471 $108,034 38% Taxes $(10,688) $(10,688) NM Depreciation and Amortization $493,268 $(99,366) - 17% EBITDA $211,488 $943,340 >100% Bad Debt Expense $780,005 $406,063 109% Stock - Based Compensation $300,740 $(23,516) - 7% Non - recurring Charges $77,000 $(29,589) - 28% Adjusted EBITDA $1,369,233 $1,296,298 >100% Q4 FY’20 Net Loss to Adjusted EBITDA Reconciliation

Full Year Fiscal Year 2020 Financial Results

Full Year FY’20 Income Statement Twelve Months Ended Change from Prior Year (FY’19) April 30, 2020 April 30, 2019 Dollar ($) Percent (%) Revenues $49,061,080 $34,025,418 $15,035,662 44% Operating expenses Cost of revenues 19,135,302 15,977,218 3,158,084 20% General and administrative 30,329,520 24,133,820 6,195,700 26% Bad debt expense 1,431,210 854,008 577,202 68% Depreciation and amortization 2,203,461 2,170,098 33,363 2% Total operating expenses 53,099,493 43,135,144 9,964,349 23% Operating loss from operations (4,038,413) (9,109,726) 5,071,313 - 56% Other income (expense): Other income 249,246 276,189 (26,943) - 10% Interest expense (1,818,078) (444,680) (1,373,398) 309% Total other expense, net (1,568,832) (168,491) (1,400,341) 831% Loss from operations before income taxes (5,607,245) (9,278,217) 3,670,972 - 40% Income tax expense 51,820 -- 51,820 100% Net Loss $(5,659,065) $(9,278,217) $3,619,152 - 39%

Full Year FY’20 Net (Loss)/Income, Adjusted EBITDA and EPS for Consolidated and Subsidiaries Consolidated AGI AU USU Net Profit/(Loss) $(5,659,065) $(11,984,182) $5,957,645 $367,472 Adjusted EBITDA $2,707,560 $(7,802,739) $9,067,803 $1,442,496 Net Profit/(Loss) Per Share, basic & diluted $(0.29) $(0.61) $0.30 $0.02 Weighted Average Shares 19,708,708

Subsidiary KPIs — Full Year FY’20 Ratios Consolidated AU USU Revenues $49,061,080 $35,648,490 $13,412,589 Ratios as a Percentage of Total AGI Revenue Ratios as a Percentage of AU Revenue Ratios as a Percentage of USU Revenue Instructional costs 20% 18% 24% Marketing costs 19% 18% 14% Depreciation and Amortization 4% 4% 6% GAAP Gross Profit 59% 61% 62% General and Administrative expenses 62% 39% 53%

Twelve Months Ended Change from Prior Year April 30, 2020 Dollar Percent Net Loss $(5,659,065) $3,619,152 - 39% Interest expense $1,818,078 $1,376,117 311% Taxes $51,820 $42,544 459% Depreciation and Amortization $2,203,461 $33,36 3 2% EBITDA $(1,585,706) $5,0 71 , 176 - 76% Bad Debt Expense $1,431,210 $577,202 68% Stock - Based Compensation $1,641,984 $451,599 38% Non - recurring Charges - Stock Based Compensation 474,324 474,324 100% Non - recurring Charges - other $745,748 $248,448 50% Adjusted EBITDA $2,707,560 $6,822,749 >100% Full Year FY’20 Net Loss to Adjusted EBITDA Reconciliation